                                                      EXHIBIT 1.A.(3)(D)(III)(B)


                                   SCHEDULE A
                                   ----------
                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS
                   ------------------------------------------

  NAME OF SEPARATE ACCOUNT
  AND DATE ESTABLISHED BY            CONTRACTS FUNDED BY
  BOARD OF DIRECTORS                 SEPARATE ACCOUNT                                DESIGNATED PORTFOLIOS
  Pruco Life                         Discovery Select                                Janus Aspen Series
                                                                                     ------------------
  Flexible Premium                   Annuity Contract                                - Growth Portfolio
  Annuity Account                                                                    - International Growth Portfolio
  est. June 16, 1995


  Pruco Life Variable                Variable Universal Life                         Janus Aspen Series
                                                                                     ------------------
  Appreciable Account                Insurance Contract                              - Growth Portfolio
  est. January 13, 1984                                                              - International Growth Portfolio


  Pruco Life Variable                Pruselect I Variable                            Janus Aspen Series
                                                                                     ------------------
  Universal Account                  Universal Life Contract                         - Growth Portfolio
  est. April 17, 1989                                                                - International Growth Portfolio

                                     Pruselect II Variable                           Janus Aspen Series
                                                                                     ------------------
                                     Universal Life Contract                         - Growth Portfolio
                                                                                     - International Growth Portfolio


  Pruco Life Variable                Pruselect III Variable                          Janus Aspen Series
                                                                                     ------------------
  Universal Account                  Universal Life Policy                           - Growth Portfolio
  est.  April 17, 1989                                                               - International Growth Portfolio


  Pruco Life                         Discovery Choice                                Janus Aspen Series
                                                                                     ------------------
  Flexible Premium                   Annuity Contract                                - Growth Portfolio
  Annuity Account                                                                    - International Growth Portfolio
  est.  June 16, 1995


  Pruco Life Variable                Survivorship Variable                           Janus Aspen Series
                                                                                     ------------------
  Universal Account                  Universal Life Policy                           - Growth Portfolio
  est.  April 17, 1989                                                               - International Growth Portfolio




            IN WITNESS WHEREOF, the undersigned parties hereby amend this Schedule A in accordance with the Participation Agreement made and entered into as of the 12th day of August, 1996. This amendment shall be effective as of the 1st day of April, 2000.

COMPANY:                                        PRUCO LIFE INSURANCE COMPANY

                                                By its authorized officer,

                                                By:  /s/ Esther H. Milnes
                                                     ------------------------
                                                Title:  President
                                                        ---------------------
                                                Date:  April 3, 2000
                                                       ----------------------

FUND:                                           JANUS ASPEN SERIES

                                                By its authorized officer,

                                                By:  /s/ Bonnie Howe
                                                     ------------------------
                                                Title: Vice President
                                                       ----------------------
                                                Date:  March 31, 2000
                                                       ----------------------


FUND:                                           JANUS CAPITAL CORPORATION

                                                By its authorized officer,

                                                By:  /s/ Bonnie Howe
                                                     ------------------------
                                                Title: Vice President
                                                       ----------------------
                                                Date:  March 31, 2000
                                                       ----------------------